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                                                                    EXHIBIT 23.2

                                CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Pan Pacific Retail Properties, Inc.:

We consent to the use of our report included in the annual report on Form 10-K incorporated herein by reference.


                                             /s/ KPMG PEAT MARWICK LLP
                                             -------------------------
                                                 KPMG Peat Marwick LLP


San Diego, California
August 10, 1998